                                                                    EXHIBIT 10.5



                                AMENDMENT NO. 4

                                       TO

                                     MASTER
                                LEASE AGREEMENT


                                    BETWEEN


                              JAMESON  INNS, INC.,
                                      AND
                             JAMESON ALABAMA, INC.
                                   AS LESSOR


                                      AND


                           JAMESON OPERATING COMPANY
                                   AS LESSEE


                                      AND


                       JAMESON OPERATING COMPANY II, LLC,
                              AS SUBSTITUTE LESSEE



                    AMENDMENT DATED AS OF DECEMBER 28, 1997





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                   AMENDMENT NO. 4 TO MASTER LEASE AGREEMENT

         THIS AMENDMENT NO. 4 TO MASTER LEASE AGREEMENT, made as of the 28th day of December, 1997, by and between Jameson Inns, Inc., a Georgia corporation (hereinafter called "JII"), and Jameson Alabama, Inc., an Alabama corporation (hereinafter called "JAI") (JII and JAI hereinafter together called "Lessor"), Jameson Operating Company, a Georgia corporation (hereinafter called "JOC"), as lessee, and Jameson Operating Company II, LLC, a Georgia limited liability company (hereinafter called "JOCLLC"), as substitute lessee, provides as follows:

                                   RECITALS:

         WHEREAS, JOC as lessee and the Lessor entered into that certain Master Lease Agreement dated as of February 3, 1994, as amended (the "Lease"), covering the "Leased Property" as therein defined; and

         WHEREAS, effective as of the date hereof, JOC sold and assigned to JOCLLC and of its right, title and interest in all of JOC's assets, including the Lease, and JOCLLC assumed all of JOC's debts, liabilities and obligations, including those under the Lease; and

         WHEREAS, the parties hereto desire to amend the Lease by extending the term of the Lease and substituting JOCLLC as the lessee thereunder.

         NOW, THEREFORE, the parties hereto, in consideration of the covenants and agreements to be performed by them as provided hereby, and upon the terms and conditions hereinafter stated, does hereby amend the Lease in the manner and subject to the terms and conditions hereinafter set forth and agree to the other terms and conditions set forth herein. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Lease.

         A.      AMENDMENT TO LEASE PROVISIONS REGARDING TERM

         Section 1.2 of Article I of the Lease shall be amended and restated in its entirety so that it provides as follows:

                 1.2 TERM. The term of the Lease (the "Term") shall commence on December 28, 1997 (the "Commencement Date"), and shall end on December 31, 2007, unless sooner terminated in accordance with the provisions hereof.

         B.      ASSUMPTION OF LEASE

         JOCLLC hereby assumes all of the rights, powers, duties and obligations of JOC as lessee and the Lease and agrees to excercise all such powers and rights and to perform all of such duties and obligations in accordance with the terms of the Lease.





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         C.      AMENDMENT OF LEASE TO SUBSTITUTE LESSEE

         The Lease is hereby amended to substitute JOCLLC for JOC as Lessee under the Lease and the term "Lessee" shall refer to Jameson Operating Company II, LLC, with respect to all terms and conditions of the Lease effective as of 00:01 a.m. on December 28, 1997.

         D.      CONSENT OF LESSOR

         Lessor hereby consents to (i) the assignment by JOC and the assumption by JOCLLC of the Lease and all the rights, powers, duties and obligations of the Lessee thereunder, and (ii) the substitution as JOCLLC as Lessee under the Lease, and releases JOC from all obligations, liabilities and claims thereunder whensoever the same shall have arisen.

         E.      CONTINUATION OF LEASE EXCEPT AS SPECIFICALLY AMENDED HEREBY

         Except as specifically amended and modified hereby, the terms and provisions of the Lease as heretofore in effect are hereby ratified and confirmed and remain in full force and effect.


                                        LESSOR

                                        JAMESON  INNS, INC.

Attest:

                                        By:
-----------------------                      ---------------------------------
 Secretary                                   Thomas W. Kitchin, President

                                                         AND

                                        JAMESON ALABAMA, INC.

Attest:

                                        By:
-----------------------                      ---------------------------------
 Secretary                                   Thomas W. Kitchin, President





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                                         LESSEE

                                         JAMESON OPERATING COMPANY
Attest:


                                         By:
----------------------                        ----------------------------
Secretary                                     Thomas W. Kitchin, President


                                         SUBSTITUTE LESSEE

                                         JAMESON OPERATING
                                         COMPANY II, LLC
Attest:


                                         By:
----------------------                        ----------------------------
Secretary                                     Thomas W. Kitchin, President





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